     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. IT HAS BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THE WARRANT REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT THERETO OR IN
     ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAN AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

No.1                                WARRANT                   September 8, 2000
                  To Purchase 1,000,000 Shares of Common Stock of
                      Prion Developmental Laboratories, Inc.

     1. NUMBER OF SHARES; EXERCISE PRICE; TERM. This certifies that, in partial consideration of entering into that certain Investment Agreement dated September 8, 2000 by and between BioLabs, Inc. ("BioLabs") and Prion Developmental Laboratories, Inc. (the "Company") and Efoora Inc. and the additional agreements contemplated therein, BioLabs is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time after September 8, 2000 and at or prior to 11:59 p.m. Central Time, on a date which is eighteen (18) months from the date hereof (the "Expiration Time"), but not thereafter, to acquire from the Company, in whole or in part, from time to time, up to 1,000,000 fully paid and nonassessable shares (the "Shares") of common stock, $.00001 par value, of the Company ("Common Stock") at a purchase of $.40 per Share. Such number of Shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Common Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

     2. EXERCISE OF WARRANT. The purchase rights exercisable by BioLabs pursuant to this Warrant shall be exercisable in accordance with paragraphs 2(a) or 2(b) below, as the case may be.

     (a) CASH EXERCISE. The purchase rights represented by this Warrant are exercisable by BioLabs, in whole or in part, at any time, or from time to time, subsequent to the date hereof, by the surrender of this Warrant and the Notice of Exercise annexed hereto, all duly completed and executed on behalf of BioLabs, at the office of the Company in Buffalo Grove, Illinois (or such other office or agency of the Company as it may designate by notice in writing to BioLabs at the address of BioLabs appearing on the books of the Company). Payment of the Exercise Price for the Shares thereby purchased shall be made by cash, certified or cashier's check or wire transfer payable to the order of the Company, at 10:00 a.m., Central Standard Time, on the day following surrender of this Warrant and the Notice of Exercise, in an amount equal to the purchase price of the Shares thereby purchased. Thereupon, BioLabs as the holder of this Warrant, shall be entitled to receive from the Company a stock certificate in proper form representing the number of Shares so purchased, and a new Warrant in substantially identical form and dated as of such exercise for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject hereto and the number of Shares as to which this Warrant is so exercised.

     (b) CASHLESS EXERCISE OF WARRANT. In addition to and without limiting the rights of BioLabs under the terms hereof, at BioLabs' option this Warrant may be exercised during the term specified above by being exchanged in whole or in part prior to its expiration for a number of Shares having an aggregate fair market value on the date on such exercise equal to the difference between (x) the fair market value of the Shares designated as being exercised by BioLabs on the date of the exercise and (y) the aggregate Exercise Price for such shares in effect at such times. The following diagram illustrates how many Shares would then be issued upon exercise pursuant to this Section 3:

          Let:        FMV = Fair market value per Share at date of exercise.
                      PSP = Per Share Exercise Price at date of exercise.
                      N   = Number of Shares desired to be exercised.
                      X   = Number of Shares issued after exercise.

          Therefore:  X   = (FMV)(N)A(PSP)(N)
                           -----------------
                                  FMV

Upon any such exercise, the number of Shares purchasable upon exercise of this Warrant shall be reduced by such designated number of Shares and, if a balance of purchasable Shares remains after such exercise, the Company shall execute and deliver to BioLabs a new warrant for such balance of Shares.

     No payment of any cash or other consideration to the Company shall be required from BioLabs in connection with any exercise of this Warrant by exchange pursuant to this Section 2(b) or otherwise. Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from BioLabs that the exchange pursuant to this section be made, or at such later date as may be specified in such request. No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to BioLabs of cash in the amount of such fraction multiplied by the fair market value to a Share on the date of the exchange.

     If this Warrant expires at any time when the fair market value per Share is equal to or greater than the Exercise Price, then, in the absence of notice from BioLabs to the Company indicating otherwise, the Warrant shall be deemed exercised pursuant to this Section 2(b); provided, that BioLabs shall, before payment hereunder is made to BioLabs, surrender the original Warrant for cancellation and submit a written request, dated as of the date of such deemed exchange, that the exchange pursuant to this Section be made.

     For the purposes of this Warrant, the "fair market value" of any number of Shares shall mean:

     (a) if the Shares are listed on any stock exchange or quotation system, the average of the closing price of the Shares on such exchange or quotation system for the ten trading days immediately proceeding the date of exercise; or

     (b) if the Shares are not listed on any stock exchange or quotation system, the fair market value of the Shares as determined in good faith by the board of directors of the Company.

     3. ISSUANCE OF SHARES. Certificates for Shares purchased hereunder shall be delivered to BioLabs promptly after the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company hereby represents and warrants that all Shares that may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon BioLabs as the holder of the Warrant or taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that the Shares so issued shall be and shall for all purposes be deemed to have been issued to BioLabs as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof.

     4. NO FRACTIONAL SHARES OR SCRIP. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant. In lieu of any fractional Share to which BioLabs as the holder would otherwise be entitled, BioLabs shall be entitled, at its option, to receive either (i) a cash payment equal to the excess of fair market value for such fractional Share above the Exercise Price for such fractional share (as determined in good faith by the Company) or (ii) a whole Share if BioLabs tenders the Exercise Price for one whole share.

     5. NO RIGHTS AS SHAREHOLDER. This Warrant does not entitle BioLabs as a holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

     6. CHARGES, TAXES AND EXPENSES. Certificates for Shares issued upon exercise of this Warrant shall be issued in the name of BioLabs as the holder of this Warrant. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to BioLabs for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

     7. NO TRANSFER. This Warrant and any rights hereunder shall be assignable and transferable by BioLabs as the holder hereof, in whole or in part, subject to any applicable securities laws.

     8. EXCHANGE AND REGISTRY OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by BioLabs as the registered holder at the aboveAmentioned office or agency of the Company, for a new Warrant on substantially identical form and dated as of such exchange.

The Company shall maintain at the aboveAmentioned office or agency a registry showing the name and address of BioLabs as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation and reissuance, in lieu of this Warrant.

     10. RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, such number of Shares, equal to the number of such Shares purchasable upon the exercise of this Warrant. All such Shares shall be duly authorized and, when issued upon exercise of this Warrant in accordance with the terms hereof, will be validly issued and fully paid and nonassessable, with no liability on the part of BioLabs. Such Shares will not be subject to any preemptive rights.

     11. LISTING ON SECURITIES EXCHANGES, ETC. The Company will maintain the listing of all Shares issuable or issued from time to time upon exercise of this Warrant on each securities exchange or market or trading system on which any shares of Common Stock are then or at any time thereafter listed or traded, if any, but only to the extent and for such period of time as such shares of Common Stock are so listed.

     12. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

     13.  ADJUSTMENTS.

          (a) Subdivision or Combination of Shares. In the event of a stock split, reverse stock split, stock dividend, reorganization or recapitalization affecting the number of shares of Common Stock outstanding, the Exercise Price of the Shares shall be proportionately revised so as to fairly and equitably preserve the conversion rights of the Warrant, as follows.

               (i)    (A) If the Company shall issue, after the date hereof,
                          any Additional Stock (as defined below) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Additional Stock, such Exercise Price shall forthwith be adjusted to a price equal to the consideration per share at which such shares of Additional Stock were so issued.

                      (B) If the Company shall issue any Additional Stock
                          without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Additional Stock, such Exercise Price shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price equal to the quotient obtained by dividing the total computed under clause (x) below by the total computed under clause (y) below as follows:

                          (x) an amount equal to the sum of:

                              (1) the aggregate purchase price of the Shares,
                                  plus;

                              (2) the aggregate consideration, if any,
                                  received by the Company for all Additional
                                  Stock issued on or after the date hereof;

                          (y) an amount equal to the sum of:

                              (1) the aggregate purchase price of the Shares
                                  divided by the Exercise Price in effect on the date hereof (or such higher or lower Exercise Price as results from the application of subsections (iii) and (iv));

                              (2) the number of shares of Additional Stock
                                  issued since the date hereof (increased or decreased to the extent that the number of such shares of Additional Stock shall have been increased or decreased as the result of the application of subsections (iii) and (iv));

                          provided, however, that the foregoing calculation shall not take into account shares deemed issued pursuant to subsection (i)(F) on account of options, rights or convertible or exchangeable securities (or the actual or deemed consideration therefor), except to the extent (i) such options, rights or convertible securities have been exercised or converted, or (ii) the consideration to be paid upon such exercise, conversion or exchange per share of underlying Common Stock is less than or equal to the per share consideration for the Additional Stock which has given rise to the Exercise Price adjustment being calculated.

                      (C) No adjustment of the Exercise Price shall be made
                          in an amount less than one cent per share;
                          provided, that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (F)(3) and (F)(4), no adjustment of the Exercise Price pursuant to this subsection (i) shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately prior to such adjustment.

                      (D) In the case of the issuance of Common Stock for
                          cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                      (E) In the case of the issuance of the Common Stock for
                          a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Board of Directors in good faith irrespective of any accounting treatment.

                      (F) In the case of the issuance (whether before, on or
                          after the commencement date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of subsections (i) and (ii):

                          1. The aggregate maximum number of shares of Common
                             Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections (i)(D) and (i)(E)), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                          2. The aggregate maximum number of shares of Common
                             Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections (i)(D) and
                             (i)(E)).

                          3. In the event of any change in the number of
                             shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                          4. Upon the expiration of any such option or
                             rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                          5. The number of shares of Common Stock deemed
                             issued and the consideration deemed paid therefor pursuant to subsections (i)(F)(1) and
                             (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection (i)(F)(3) or
                             (4).

               (ii) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection (i)(F)) by the Company after the commencement date other than:

                      (A) Common Stock issued pursuant to a transaction
                          described in subsection (iii) hereof;

                      (B) Shares of Common Stock issuable or issued to
                          officers, directors, employees, consultants, vendors, or other persons with important business relationships with, the Company directly or pursuant to a stock option plan, or restricted stock plan, a stock purchase agreement or similar plan or arrangement approved by the Board of Directors of the Company; provided, however, the issuance of such shares shall be in an amount not to exceed ten percent (10%) of the Common Stock of the Company outstanding from time to time, on a Fully Diluted Basis;

                      (C) the Warrant, any other Warrant issued to BioLabs,
                          or the Shares;

                      (D) shares of Common Stock issued as a dividend or
                          distribution on the Warrants or the Shares; or

                      (E) shares of Common Stock issued as consideration in a
                          merger or acquisition for which the vote of BioLabs is obtained.

               (iii) In the event the Company should at any time or from time to time after the date hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling BioLabs thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Exercise Price shall be appropriately decreased so that the number of Warrant Shares issuable on exercise of the Warrant shall be increased in proportion to such increase of the aggregate number of shares of Common Stock outstanding and those issuable with respect to Common Stock Equivalents, with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection (i)(F).

               (iv) If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination (or the date of such decrease in the outstanding shares of Common Stock if no record date is fixed), the Exercise Price, as the case may be, shall be appropriately increased so that the number of shares of Common Stock issuable on exercise of the Warrant shall be decreased in proportion to such decrease in outstanding shares.

          (b) OTHER DISTRIBUTIONS. In the event the Company shall declare a dividend or distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection (a)(iii), then, in each such case for the purpose of this subsection (b), BioLabs shall be entitled to a proportionate share of any such distribution as though he were BioLabs of the number of shares of Common Stock of the Company into which the Warrant is convertible as of the record date fixed for the determination of BioLabs of Common Stock of the Company entitled to receive such dividend or distribution (or the date of such distribution if no record date is fixed).

          (c) RECAPITALIZATIONS. If, at any time or from time to time, there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 5), provision shall be made so that BioLabs shall thereafter be entitled to receive upon exercise of the Warrant the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon exercise would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this
               Section 5 with respect to the rights of BioLabs after the recapitalization to the end that the provisions of this
               Section 5 (including adjustment of the Exercise Price then in effect and the number of shares purchasable upon exercise of the Warrant) shall be applicable after that event as nearly equivalent as may be practicable.

          (d) NO IMPAIRMENT. The Company will not, by amendment of its charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of BioLabs against impairment.

          (e)  CERTIFICATES AS TO ADJUSTMENTS.

               (i) Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 5, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to BioLabs a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of BioLabs, furnish or cause to be furnished to Holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Exercise Price at the time in effect, and (C) the number of Shares and the amount, if any, of other property which at the time would be received upon the conversion of the Warrant.

          (f) NOTICE OF RECORD DATE. In the event of any taking by the Company of a record of BioLabs of any class of securities for the purpose of determining BioLabs thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to BioLabs, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right.

     14. NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Exercise Price or number or type of securities issuable hereunder shall be adjusted pursuant to
Section 13 hereof, the Company shall issue and provide to BioLabs as the holder of this Warrant a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment.

     15. GOVERNING LAW. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Illinois and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

     16. AMENDMENTS. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and BioLabs as the holder hereof.

     17. NOTICE. All notices hereunder shall be in writing and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (b) one (1) business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or
(c) five (5) business
days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for BioLabs as the holder set forth in the registry maintained by the Company pursuant to Section 8, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or BioLabs as the holder may designate by ten (10) day advance written notice.

     18. ENTIRE AGREEMENT. This Warrant and the forms attached hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

     IN WITNESS WHEREOF, Prion Developmental Laboratories, Inc. has caused this Warrant to be executed by its duly authorized officer.

Dated: September 8, 2000          PRION DEVELOPMENTAL LABORATORIES, INC.

                                  By: /s/ DAVID S. GROSKY
                                      ______________________________________

                                  Name: ____________________________________

                                  Title: ___________________________________


                                  Address: 1000 Asbury Drive, Suite 7
                                           Buffalo Grove, IL 60089